UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2026

NANO DIMENSION LTD.

(Exact name of registrant as specified in its charter)

State of Israel

(State or Other Jurisdiction

of Incorporation)

001-37600	52-0029109
(Commission File Number)	(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
American Depositary Shares each representing one Ordinary Share par value NIS 5.00 per share (1) Ordinary Shares, par value NIS 5.00 per share (2)	NNDM	The Nasdaq Stock Market LLC
Rights to Purchase American Depositary Shares, each American Depositary Share representing one Ordinary Share, par value NIS 5.00 per share	NNDM	The Nasdaq Stock Market LLC

(1) Evidenced by American Depositary Receipts.

(2) Not for trading, but only in connection with the listing of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Nano Dimension Ltd. (the “Company”) is filing this Form 8-K to provide updated disclosure regarding the strategic alternatives review process previously announced in the Company’s prior filings. As previously disclosed, the Company engaged Guggenheim Securities, LLC (“Guggenheim”) and Houlihan Lokey (“Houlihan”) to support the Board in conducting a thorough and disciplined evaluation of a comprehensive range of strategic alternatives with the objective of maximizing shareholder value, including a review of its product lines, core technologies, market dynamics and competitive positioning. Guggenheim is supporting the Company in evaluating and executing opportunities to monetize its product lines, while Houlihan is supporting the Company in evaluating a focused set of alternatives with respect to the Company’s financial resources and public company platform. These alternatives may include, but are not limited to, a strategic merger, a reverse merger, or other strategic transactions intended to maximize shareholder value in 2026 and beyond. As part of this ongoing process, the Company has identified multiple potential counterparties across both initiatives and is actively engaged in discussions under a range of potential transaction structures. On April 6, 2026, the Company announced the sale of its additively manufactured electronics (AME) and Fabrica product lines to Inspira Technologies OXY B.H.N. Ltd, representing an initial step in the monetization of product lines. The Company intends to continue to update investors on the strategic alternatives review process, as appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nano Dimension Ltd. (Registrant)

Date: April 30, 2026	By:	/s/ John Brenton
John Brenton
Chief Financial Officer